Revenue (Tables)	12 Months Ended
Dec. 31, 2015
Revenues [Abstract]
Schedule of Net Revenue

14. REVENUE

The Company reports its revenue as an agent on a net basis. The following table shows the gross amount the Company received from customers and the booking costs during the years ended December 31, 2014 and 2015:

For the year ended	December 31, 2015	December 31, 2014
	$	$
Gross amount received	2,716,035	3,148,970
Costs	(2,410,384)	(2,802,186)
Revenue	305,651	346,784